Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated February 4, 2016
to the
William Blair Directional Multialternative Fund (the "Fund")
Prospectus and Statement of Additional Information ("SAI")
dated December 29, 2015

This supplement makes the following amendments to disclosures in the Fund's Prospectus and SAI dated December 29, 2015:

Effective February 2, 2016, Cube Capital Investment Management Limited, a sub-adviser to the Fund, was acquired by Unigestion (UK) Limited.  Accordingly, the sections in the Prospectus and SAI related to Cube Capital Investment Management Limited are replaced with the following, and all other references to Cube Capital Investment Management Limited are replaced with Unigestion (UK) Limited.

Prospectus

Management of the Fund – The Sub-Advisers

Unigestion (UK) Limited.  The Adviser has entered into a sub-advisory agreement with Unigestion (UK) Limited ("Unigestion") to manage a portion of the Fund's assets using the Fund's Event-Driven strategy.  Unigestion generally provides investment advice, investment management (subject to discretionary limits), and operational and marketing services to affiliated entities, including multi-manager funds and single strategy hedge funds  Unigestion may also provide investment advice and consulting services to high net worth individuals, trusts and investment companies.  Unigestion is a registered investment adviser founded in 2000 and located at 105 Piccadilly, London, W1J 7NJ, United Kingdom.  Unigestion is a wholly owned subsidiary of Unigestion Holding SA, and provides discretionary, individualized investment advisory services to private investment funds (generally structured as pooled investment vehicles) and certain institutional separately managed accounts.  As of September 30, 2015, Unigestion managed approximately $17.1 billion in assets.

Nick Linnane, Senior Portfolio Manager of Unigestion, joined Unigestion in February 2007 and has been managing liquid hedge fund strategies for Unigestion since September 2008.  Mr. Linnane is the Senior Portfolio Manager for Cube Global Opportunities Fund.  From 2003 to 2006, Mr. Linnane worked at Citigroup Alternative Investments, based in New York from 2003 to 2004 and in Tokyo from 2004 to 2006.  He worked at Boston Consulting Group (BCG) from 1995 to 2003 in Australia, Malaysia and New York.  Mr. Linnane is a fluent Japanese speaker.  Education: BCom (finance) and LLB (law), Melbourne University; M.B.A., INSEAD.

Chrysis Aristidou, Analyst, of Unigestion, conducts bottom-up research and analysis of Unigestion's investment portfolio.  Prior to joining Unigestion in 2013, he was a project manager at HSBC, developing and executing the bank's strategy in European Emerging Markets and Central Asia.  Education: BSc (Computer Science.), University of Surrey, MSc (Information Systems), LSE; M.B.A., INSEAD.

SAI

Management of the Fund – Sub-Advisers

Sub-Advisers.  Buckingham Capital Management, Inc., FSI Group, LLC, Green Owl Capital Management, LLC, Havens Advisors, LLC, Unigestion (UK) Limited and Wellington Management Company LLP are the sub-advisers to the Fund (collectively, the "Sub-Advisers").  It is the Adviser's responsibility to select Sub-Advisers for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser's performance.  The following lists information about the control persons of each Sub-Adviser:

Sub-Advisers	Controlling Persons/Entities
Buckingham Capital Management, Inc.	The Buckingham Research Group, Incorporated, David B. Keidan
FSI Group, LLC	Steven N. Stein, John M. Stein
Green Owl Capital Management, LLC	Ross Berman, Michael Doniger
Havens Advisors LLC	Nancy Havens-Hasty
Unigestion (UK) Limited	Unigestion Holdings SA
Wellington Management Company LLP	None

Effective February 4, 2016, the following sections of the Prospectus and SAI are replaced in their entirety:

Prospectus

Summary Section - Management – Portfolio Manager(s)

Portfolio Manager(s).  Katie Austin, Peter Carl, D. Trowbridge Elliman III, Jason Moede and Brian Ziv, CFA®, each a portfolio manager of the Adviser, have served as the Fund's co-portfolio managers since its inception in October 2014.

Management of the Fund – The Adviser - Portfolio Management

Portfolio Management.  The Fund is co-managed by Katie Austin, Peter Carl, D. Trowbridge Elliman III, Jason Moede and Brian Ziv, CFA®.  Ms. Austin and Messrs. Carl, Elliman, Moede and Ziv are responsible for investment strategy, manager research, asset allocation, and portfolio construction.

Katie Austin, co-portfolio manager, is an Associate of William Blair Investment Management, LLC, and has co-managed the Fund since its inception in 2014.  She joined the firm in 2011.  Prior to joining the firm, she was a Senior Associate at Opera Solutions from June 2009 to September 2011, specializing in financial services consulting and alternative investment analysis.  Prior to joining Opera, Ms. Austin was a Senior Trader/Associate Analyst at Arience Capital, long/short equity hedge fund, from 2004 to 2008, where she focused on designing and implementing trading strategies for consumer, retail, technology and internet stocks and portfolio allocation.  Prior to Arience, Ms. Austin was an Associate Analyst at Centurion Investment Group, long/short equity hedge fund, from 2002 to 2004 where she conducted due diligence on current positions and new stock ideas.  Education: B.A., Brown University; M.B.A., the University of Michigan.

Peter Carl, co-portfolio manager, is an Associate of William Blair Investment Management, LLC, and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011.  Prior to joining the firm, he was a portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of the firm's investment committee.  Prior to joining Guidance Capital in August 2006, Mr. Carl was Chief Operating Officer of Explorer Fund Advisors, where he developed and launched a quantitative global macro hedge fund.  While at Explorer, he was responsible for portfolio and risk management, and infrastructure development.  Before starting at Explorer in 2002, Mr. Carl was an Executive Director at Union Bank of Switzerland ("UBS") where he developed risk management services for hedge funds.  While at UBS he also managed an exclusive relationship with Prediction Company, an independent research and development firm, to create an equity market-neutral proprietary trading business.  Prior to joining UBS, Mr. Carl worked for O'Connor and Associates, a boutique options-trading firm from 1986 to 1992.  Education: B.S., Northwestern University; M.B.A., University of Chicago.

D. Trowbridge Elliman III, co-portfolio manager, is an Associate of William Blair Investment Management, LLC, and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011.  Prior to joining the firm, Mr. Elliman was a co-founder, principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of the firm's investment committee.  Prior to the formation of Guidance Capital in July 2001, he was a Senior Vice President and Financial Advisor with Morgan Stanley.  At Morgan Stanley he worked with several major financial institutions developing and marketing alternative investment products.  He also worked closely with Oxford Advisors Ltd. in developing and marketing a family of offshore hedge fund products, including the Oxford Strategic Income Fund and the Oxford Strategic Market Neutral Fund.  Earlier in his career Mr. Elliman was Head of Nonferrous Metals floor trading at Drexel Burnham in New York. Education: B.A., Hampshire College.

Jason Moede, co-portfolio manager, is an Associate of William Blair Investment Management, LLC, and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011.  Prior to joining the firm, Mr. Moede was a portfolio manager and quantitative strategist with TradeLink, LLC from October 2008 to June 2011, where he managed both proprietary and hedge fund portfolios in the systematic futures space.  Prior to joining TradeLink, Mr. Moede co-founded and acted as Managing Director of Constellation Investment Group, LLC (a JV partner of TradeLink).  At Constellation, he was responsible for the research, development, and management of the company's equity market neutral hedge fund.  Before launching Constellation in June 2003, Mr. Moede was a Director at BCG ValueScience, a subsidiary of the Boston Consulting Group, which focused on shareholder value creation and management strategies for Fortune 500 companies.  Prior to joining BCG ValueScience in May 2000, Mr. Moede served as Business Development Manager at a subsidiary of Bechtel Enterprises from March 1997 to May 2000 and was an economist at Skadden, Arps, Slate, Meagher & Flom from September 1994 to March 1997.  Education: B.A., Carleton College.

Brian Ziv, CFA®, co-portfolio manager, is a Partner of William Blair Investment Management, LLC, and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011. Prior to joining the firm, Mr. Ziv was a co-founder, principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of the firm's investment committee.  Prior to the formation of Guidance Capital in July 2001, he was Chief Investment Officer of Graystone Wealth Management Services, a division of Morgan Stanley.  Mr. Ziv has published articles on a wide range of investment topics, including portfolio strategy, use of hedge funds and investment manager selection.  Prior to joining Graystone in 1994 he founded and managed Ziv Asset Management, a value-oriented equity management firm.  The firm also provided a range of specialized investment services to several national investment firms.  He has the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago and the CFA Institute.  Education: B.A., Princeton University.

CFA® is a registered trademark owned by the CFA Institute.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Fund.

SAI

Management of the Fund – Portfolio Managers

Portfolio Managers.  As disclosed in the Prospectus, Katie Austin, Peter Carl, D. Trowbridge Elliman III, Jason Moede and Brian Ziv are the Fund's Portfolio Managers.  Ms. Austin and Messrs. Carl, Elliman, Moede and Ziv are responsible for investment strategy, manager research, asset allocation, and portfolio construction.

Other Accounts Managed by the Portfolio Managers.  The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below.  Asset amounts have been rounded and are approximate as of August 31, 2015.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Katie Austin
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$415,024,088	7	$415,024,088
Other Accounts	0	$0	0	$0

Peter Carl
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$415,024,088	7	$415,024,088
Other Accounts	0	$0	0	$0

D. Trowbridge Elliman III
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$415,024,088	7	$415,024,088
Other Accounts	0	$0	0	$0

Jason Moede
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$415,024,088	7	$415,024,088
Other Accounts	0	$0	0	$0

Brian Ziv
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$415,024,088	7	$415,024,088
Other Accounts	0	$0	0	$0

Material Conflicts of Interest.  Since the Portfolio Managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the Portfolio Managers' management of the Fund's investments on the one hand and the investments of such other accounts on the other hand.  However, the Adviser has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled "Portfolio Transactions and Brokerage" in this Statement of Additional Information.

Portfolio Manager Compensation.  The compensation of the Adviser's Portfolio Managers is based on the firm's mission: "to achieve success for its clients."  Mr. Ziv is a partner of the Adviser and his compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus.  Ms. Austin and Messrs. Carl, Elliman and Moede, associates of the Adviser, each receive a fixed base salary and a discretionary bonus.  The discretionary bonus as well as any potential changes to the partners' ownership stakes are determined by the head of the Adviser's Investment Management Department, subject to the approval of the Adviser's Executive Committee and are based entirely on a qualitative assessment rather than a formula.  The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients.  Changes in ownership stake are based on an individual's sustained, multi-year contribution to the long-term investment performance, and to the Adviser's revenue, profitability, intellectual capital and brand reputation.  The compensation process is a subjective one that takes into account the factors described above.  Portfolio Managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance.  In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of Securities in the Fund by the Portfolio Managers.  As of August 31, 2015, the Portfolio Managers beneficially owned securities in the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Katie Austin	$1 - $10,000
Peter Carl	$100,001 - $500,000
D. Trowbridge Elliman III	$10,001 - $50,000
Jason Moede	$10,001 - $50,000
Brian Ziv	$10,001 - $50,000

Please retain this supplement with your Prospectus and SAI.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated February 4, 2016
to the
William Blair Directional Multialternative Fund (the "Fund")
Summary Prospectus
dated December 29, 2015

This supplement makes the following amendments to disclosures in the Fund's Summary Prospectus December 29, 2015:

Effective February 4, 2016, the "Management - Portfolio Manager(s)" section of the Summary Prospectus is replaced with the following:

Portfolio Manager(s).  Katie Austin, Peter Carl, D. Trowbridge Elliman III, Jason Moede and Brian Ziv, CFA®, each a portfolio manager of the Adviser, have served as the Fund's co-portfolio managers since its inception in October 2014.

Please retain this supplement with your Summary Prospectus.